SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") dated January 24, 1997 by Holt Cargo Systems, Inc. (the "Borrower"), a Delaware Corporation having its principal place of business and chief executive office at 701 N. Broadway, Gloucester City, NJ 08030, in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

         WHEREAS, concurrently herewith, the Borrower is executing a note, of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Note"), in favor of the Lender in an original amount of $1,311,588.00.

         NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

         SECTION 1. DEFINITIONS.

         As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

Applicable Law shall mean the laws of the State of Illinois (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday or public holiday or the equivalent for banks in New York City.

Event of Default shall mean any event specified in Section 6 of this Security Agreement.

GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.

Loan Documents shall mean, collectively, this Security Agreement, the Note and all other documents, agreements, certificates, instruments and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of such Person taken as a whole.

Obligations shall mean all indebtedness, obligations and liabilities of the Borrower under the Note and under this Security Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees and all other professionals' fees), costs, expenses, taxes or otherwise.

Person shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (including any division, agency or department thereof), and the successors, heirs and assigns of each.

         SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL. The Borrower hereby assigns and grants to the Lender a continuing general, first priority lien on and security interest in, all the Borrower's right, title and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. The Collateral consists of all equipment set forth on Schedule A hereto (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance.

         SECTION 3. THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

              SECTION 3.1. Good Standing; Qualified to do Business. The Borrower
(i) if a corporation or a partnership, is duly organized, validly existing and in good standing under the laws of its State of incorporation or formation, (ii) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged and (iii) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (a) the Borrower, (b) the Borrower's ability to perform its obligations under the Loan Documents or (c) the rights of the Lender hereunder.

              SECTION 3.2. Due Execution, etc. The execution, delivery and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (i) violate any law or regulation, or any order or decree of any court or governmental authority, (ii) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on the Borrower or any of its properties, or (iii) require the consent, authorization by or approval of or notice to or filing or registration with any governmental authority or other Person. This Security Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

              SECTION 3.3. Solvency; No Liens. The Borrower is solvent, is paying its debts as they become due and has sufficient capital to conduct its business; the fair saleable value of the Borrower's assets is in excess of the total amount of its liabilities (including contingent liabilities) as they become absolute and matured; the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person.

              SECTION 3.4. No Judgments, Litigation. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

              SECTION 3.5. No Defaults. The Borrower is not in default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

              SECTION 3.6. Collateral Locations. On the date hereof, the collateral is located at the place of business specified in Schedule A hereto.

              SECTION 3.7. No Events of Default. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

              SECTION 3.8. No Limitation on Lender's Rights. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

              SECTION 3.9. Perfection and Priority of Security Interest. This Security Agreement creates a valid and, upon completion of all required filings of financial statements, perfected and, first priority and exclusive security interest in the Collateral, securing the payment of all the Obligations.

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              SECTION 3.10. Model and Serial Numbers. Schedule A hereto sets forth the true and correct model number and serial number of each item of equipment that constitutes Collateral.

         SECTION 4. COVENANTS OF THE BORROWER.

              SECTION 4.1. Existence, etc. The Borrower will maintain its existence, its current yearly accounting cycle, and shall maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts and other rights necessary or desirable to the profitable conduct of its business, shall continue in, and limit its operations to, the same general lines of business as those presently conducted by it and shall comply with all applicable laws and regulations of any federal, state or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

              SECTION 4.2. Notice to the Lender. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (i) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign), (ii) the occurrence of any Material Adverse Change with respect to the Borrower and (iii) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

              SECTION 4.3. Maintenance of Books and Records. The Borrower will maintain books and records pertaining to the Collateral in such detail, form and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time during normal business hours, and at any time on and after the occurrence of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

              SECTION 4.4. Insurance. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. True copies of all original insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

              SECTION 4.5. Taxes. The Borrower will pay, when due, all taxes, assessments, claims and other charges (herein "taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such taxes, and the amount thereof shall be included in the Obligations.

              SECTION 4.6. Borrower to Defend Collateral Against Claims; Fees on Collateral. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office. The Borrower shall promptly pay, when due, all

                                       -3-
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transportation, storage and warehousing charges and license fees, registration fees, assessments, charges, permit fees and taxes (municipal, state and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale or use of the Collateral, excluding however, all taxes on or measured by the Lender's income.

              SECTION 4.7. No Change of Location, Structure or Identity. The Borrower will not (i) change the location of its chief executive office or establish any place of business other than those specified herein or (ii) move or permit the movement of any Collateral from the location specified in Schedule A hereto, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (A) prior written notice thereof and (B) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 4.9.

              SECTION 4.8. Use of Collateral; Licenses. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for or the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family or household purposes. The Borrower shall procure and maintain in effect a11 orders, licenses, certificates, permits, approvals and consents required by federal, state or local laws or by any governmental body, agency or authority in connection with the delivery, installation, use and operation of the Collateral.

              SECTION 4.9. Further Assurances. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Security Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Security Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

              SECTION 4.10. No Disposition of Collateral. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

              SECTION 4.11. No Limitation on Lender's Rights. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

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              SECTION 4.12. Protection of Collateral. The Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest or compromise any encumbrance, charge or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Security Agreement including fees, expenses and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Security Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

              SECTION 4.13. Delivery of Items. The Borrower will promptly (but in no event later than one Business Day) after its receipt thereof deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender.

              SECTION 4.14. Fundamental Changes. Without the prior written consent of the Lender, the Borrower shall not merge or consolidate with any other Person, or amend or modify its name, capital structure, status or existence, or sell or otherwise dispose of all or substantially all of its assets.

         SECTION 5. FINANCIAL STATEMENTS. Until the payment and satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

              SECTION 5.1. Annual Financial Statements. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

              SECTION 5.2. Quarterly Financial Statements. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

         SECTION 6. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

              (a) failure of the Borrower to pay any of the Obligations when payable whether at stated maturity, by acceleration, or otherwise; and such failure shall continue for ten (10) days after Lender gives notice to Borrower;

              (b) failure of the Borrower or any guarantor of any or all of the Obligations (together with the Borrower, the "Loan Parties") to perform, comply with or to observe* any term, covenant or agreement applicable to it contained in any of the Loan Documents;

              (c) any representation or warranty made or deemed made by any of the Loan Parties hereunder, under or in connection with the Financial Statements, under any other Loan Document or under any other agreement between any of the Loan Parties and the Lender, or under any document, instrument or certificate executed by any of the Loan Parties in favor of the Lender, shall prove to have been false or incorrect in any material respect when made; *, within ten (10) days the same is due,

*unless such tax is being contested in good faith and such lien does not, in Lender's sole and absolute discretion, adversely impact Lender's security interest provided herein or Borrower's ability to perform hereunder.

              (d) any provision of any Loan Document to which any of the Loan Parties is a party shall for any reason cease to be valid and binding on such Loan Party, or any of the Loan Parties shall so assert in writing;

              (e) dissolution, liquidation, winding up or cessation of any of the Loan Parties' business, or the failure of any of the Loan Parties to pay its debts as they mature; or the admission in writing by any of the Loan Parties of its inability to pay its debts as they mature; or the calling of a meeting of any of the Loan Parties' creditors for purposes of compromising any of the Loan Parties, debts;

              (f) the commencement by or against any of the Loan Parties of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by any of the Loan Parties is taken authorizing any such proceedings;

              (g) any of the Loan Parties suffers or sustains a Material Adverse Change;

              (h) an assignment for the benefit of creditors is made by any of the Loan Parties, whether voluntary or involuntary, or any of the Loan Parties consents to the appointment of a trustee or receiver, or if a trustee or receiver is appointed for any of the Loan Parties or for a substantial part of its property;

              (i) any of the Loan Parties shall (i) default in the payment of principal of or interest on any indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity;

              (j) any Federal tax lien is filed of record against any of the Loan Parties and is not bonded or discharged within thirty (30) days*

              (k) any judgment shall be rendered against any of the Loan Parties which shall not be stayed, vacated, bonded or discharged within sixty days,** which in Lender's sole and absolute discretion, does not adversely impact Lender's security interest provided herein or Borrower(s) ability to perform hereunder.

              (l) any material covenant, agreement or obligation of any of the Loan Parties contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; any of the Loan Parties shall deny or disaffirm its obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the collateral shall be determined to be void, voidable or invalid, are subordinated or are not given the priority contemplated by this Security Agreement;

              (m) this Security Agreement shall for any reason (other than pursuant to the terms hereof) cease to create a valid and perfected first priority lien on the Collateral purported to be covered hereby;

              (n) there is a change in the ownership of any equity interests of any of the Loan Parties or any of such interests becomes subject to any contractual, judicial or statutory lien, charge, security interest or encumbrance; or

         SECTION 7. REMEDIES. If any Event of Default shall have occurred and be continuing:

              (a) the Lender may, without prejudice to any of its other rights under any Loan Document or applicable law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 6.1(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment or protest, which are hereby expressly waived.

              (b) the Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

              (c) the obligation of the Lender, if any, to give additional (or to continue) financial accommodations of any kind to the Borrower shall immediately terminate.

              (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              (e) A11 cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court or competent jurisdiction, to make payment of such surplus.

         SECTION 8. MISCELLANEOUS PROVISIONS.

              SECTION 8.1. Notices. Except as otherwise provided herein, all notices, approvals, consents, correspondence or other communications required or desired to be given hereunder shall he given in writing and shall be delivered by overnight courier, hand delivery or certified or registered mail, postage prepaid, if to the Lender, then to 13760 Noel Road, Suite 1100, Dallas, Texas 75420, Attention: Division Operations Manager, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department or such other address as shall be designated by the Lender to the Borrower. A11 such notices and correspondence shall be effective when received.

              SECTION 8.2. Headings. The headings in this Security Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Security Agreement.

              SECTION 8.3. Assignments. The Borrower shall not have the right to assign the Note or this Security Agreement or any interest therein. The Lender may assign its rights and delegate its obligations under the Note or this Security Agreement.

              SECTION 8.4. Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Security Agreement and any consent to any departure by the Borrower from any provision of this Security Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 8.3.

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


              SECTION 8.5. Interpretation of Agreement. Time is of the essence in each provision of this Security Agreement of which time is an element. All terms nor defined herein or in the Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Security Agreement conflicts with the Note and is not dealt with herein with more specificity, this Security Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant in determining the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

              SECTION 8.6. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations, (ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns.

              SECTION 8.7. Reinstatement. To the extent permitted by law, this Security Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

              SECTION 8.8. Survival of Provisions. All representations, warranties and covenants of the Borrower contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

              SECTION 8.9. Indemnification. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

              SECTION 8.10. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

              SECTION 8.11. Venue; Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (A) ANY OBJECTION INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (B) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 8.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

              SECTION 8.12. Delays; Partial Exercise of Remedies. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the

Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

              SECTION 8.13. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

              SECTION 8.14. Entire Agreement. The Borrower and the Lender agree that this Security Agreement and the Schedule hereto are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof.

              IN WITNESS WHEREOF, the undersigned Borrower has caused this Security Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                                        Holt Cargo Systems, Inc.
                                        ------------------------
                                                 (Name)

                                        By: /s/ Bernard Gelman
                                            --------------------
                                            Name: Bernard Gelman
                                            Title: Vice President
                                            FED ID NO. 23-1646716
                                                       ----------

Accepted as of the
31st day of January, 1997
----        --------    -

TRANSAMERICA BUSINESS CREDIT CORPORATION


By: /s/ Sean D. McAlister
    ---------------------
    Name: Sean D. McAlister
    Title: V.P. Region Credit Manager